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                           MAVERICK TUBE CORPORATION




                              INVESTOR PRESENTATION

                                 January, 2001

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Forward Looking Statements

These slides accompany an oral presentation by Maverick Tube Corporation and Prudential Steel Ltd., which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including:

          oil and gas price volatility;

          steel price volatility;

          domestic and foreign competitive pressures;

          fluctuations in industry-wide inventory levels;

          the presence or absence of governmentally imposed trade restrictions;

          asserted and unasserted claims; and

          those other risks and uncertainties described on Maverick's Proxy Statement dated August 11, 2000 filed by Maverick in connection with its business combination with Prudential Steel Ltd.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and Prudential and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick and Prudential undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Maverick Overview

        1.5 million tons of tubular products capacity

        Largest North American welded OCTG producer

        Largest Buyer of Hot Rolled Steel in North America

        Diverse operations with 10 mills and 5 locations

        Highly efficient and low cost operations

        Financially strong, positioned for growth

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


Combined Company's Expanded
Prime Distribution Capabilities

          [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Longview, WA; Beaver Falls, PA; Hickman, AR; Conroe, TX]

          [Pie graph omitted - demonstrates 25% industrial products and 75% energy products]

                                                                             4
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Historical Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                         Short Tons (000)


        1994            505

        1995            489

        1996            629

        1997            877

        1998            628

        1999            595

        2000            887

        2001*         1,001

Does not include the large diameter mill which will be fully operational in 2001.

* Estimated based on Raymond James research

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Strong Combined Balance Sheet


                                   (In millions of US$, except for percentages)

                                              December 31, 2000
                                              -----------------

                                                Consolidated
                                                ------------

Working Capital                                     126.6

Total Assets                                        416.0

Total Debt                                           96.4

Shareholders' Equity                                282.4

Total Debt/Book Capitalization                       25.4


(1)  Converted to US Dollars at exchange rate of CN$1.51 = US$1.00

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


Broader Product Lines

    Energy Products

    - new and reworked wells, transportation of oil and gas, and other products

         -    Casing                1 1/2" thru 16"

         -    Tubing                Carbon and alloy grades

         -    Line Pipe             Complete end finishing

         -    Couplings             HIC resistant products for sour gas service

         -    Premium connections   80 ft Line Pipe

     Industrial Products

     -   construction, agricultural and industrial equipment, and other products

         -    HSS                   1 1/2" - 12"

         -    Standard Pipe         Rounds, squares, rectangles

         -    Piling                Custom products

         -    Cold drawn tubing     High tolerance products

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New 16" Mill Expands Market
Opportunities

          US Market Expands by 37%

          Further opportunities for Market growth in Canada

          Full size range will help sales of other products

          Already do business with target customers

          Capacity spread over 5 product areas throughout North America

          New Mill output should rise to a rate of $.30 EPS by late 2001

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Potential Merger Benefits

         Combined company becomes one of the largest purchasers of hot rolled steel in North America

         Opportunities to expand energy and industrial market shares in US and Canada

         -  $10/ton reduction in steel costs = $.18/share EPS

         Are reducing Canadian Steel Cost by $60/Tons which reduces overall Steel Cost by $20/Ton

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                           MAVERICK TUBE CORPORATION


                                Business Overview

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

U.S. Drilling Activity Has Reached 1997
Cycle Level

Source:  Baker Hughes

[Graph Omitted - Tabular representation for EDGAR filing below]

                                       Rigs Running

                              Gas Rigs            Oil Rigs
                              --------            --------

1Q95                              372                324
2Q95                              342                316
3Q95                              404                321
4Q95                              423                329

1Q96                              414                287
2Q96                              461                291
3Q96                              494                296
4Q96                              489                353

1Q97                              496                358
2Q97                              550                383
3Q97                              593                396
4Q97                              624                369

1Q98                              598                363
2Q98                              584                276
3Q98                              557                235
4Q98                              504                188

1Q99                              434                119
2Q99                              396                128
3Q99                              530                118
4Q99                              625                148

1Q00                              615                156
2Q00                              646                199
3Q00                              776                204
4Q00                              844                231

12/29/00 = 1.114 [Gas, Oil and other Rigs]

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Strong Canadian Drilling Levels Expected
in 2000/2001 Drilling Season

[Graph Omitted - Tabular representation for EDGAR filing below]

                                    Canadian Rigs Running

                      1995     1996     1997     1998     1999     2000
                      ----     ----     ----     ----     ----     ----

FQ1                    327      338      395      469      283      469

FQ2                    153      145      258      177      102      216

FQ3                    222      275      400      205      257      313

FQ4                    228      320      443      202      336      380



Source: Baker Hughes

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

Oil Prices and Oil Drilling

Source:  Baker Hughes, Spears & Associates, CAODC

[Graph Omitted - Tabular representation for EDGAR filing below]

                                     Canadian             U.S.
                US Oil Wells        Oil Wells          Oil Prices
              (Rigs Drilling)    (Rigs Drilling)       (WT 1 $/BBL)
             ---------------     ---------------       -----------

1Q95              1,852                 852                $18.41
2Q95              2,052               1,107                $19.35
3Q95              1,931               1,507                $17.89
4Q95              1,752               1,383                $18.16

1Q96              1,673               1,244                $19.61
2Q96              1,930               1,281                $21.63
3Q96              2,067               1,966                $21.94
4Q96              2,243               2,084                $24.65

1Q97              2,209               1,662                $23.46
2Q97              2,555               1,721                $19.92
3Q97              2,513               2,739                $19.73
4Q97              2,309               2,436                $20.22

1Q98              2,669               1,497                $16.08
2Q98              2,393                 710                $14.77
3Q98              2,091                 554                $14.13
4Q98              1,517                 378                $13.09

1Q99              1,042                 318                $13.09
2Q99                961                 381                $17.68
3Q99                979                 834                $21.59
4Q99              1,210               1,202                $24.30

1Q00              1,502               1,264                $28.88
2Q00              1,706               1,205                $29.04
3Q00              1,889               1,441                $30.62
4Q00              2,057               1,612                $32.10

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Gas Prices and Gas Drilling

[Graph Omitted - Tabular representation for EDGAR filing below]

Source:  Baker Hughes, Spears & Associates, CAODC

                      U.S.                 Canadian                   U.S.
                   Gas Wells            Wells Drilled            Gas Prices
                (Wells Drilled)        (Wells Drilled)             ($/MCF)
                --------------          -------------            ----------

1Q95                 2,117                  1,108                    $1.36
2Q95                 1,957                  1,042                    $1.46
3Q95                 2,188                    714                    $1.40
4Q95                 2,044                    754                    $1.84

1Q96                 2,207                  1,185                    $2.79
2Q96                 2,501                    766                    $2.19
3Q96                 2,667                    863                    $2.04
4Q96                 2,879                    856                    $2.88

1Q97                 2,439                  1,341                    $2.59
2Q97                 2,508                    934                    $2.04
3Q97                 2,921                  1,354                    $2.37
4Q97                 3,041                  1,225                    $2.80

1Q98                 2,618                  1,255                    $2.11
2Q98                 2,672                  1,163                    $2.18
3Q98                 2,672                  1,218                    $1.96
4Q98                 2,584                    951                    $1.87

1Q99                 2,535                  1,563                    $1.73
2Q99                 2,529                  1,249                    $2.14
3Q99                 2,809                  1,674                    $2.49
4Q99                 3,478                  1,814                    $2.45

1Q00                 3,151                  1,775                    $2.53
2Q00                 3,554                  1,897                    $3.53
3Q00                 3,973                  2,542                    $4.44
4Q00                 4,327                  2,592                    $6.21

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

OCTG Consumption per Rig Rising
Sharply


          Consumption per Rig up 16% since 1995

          Usage higher due to . . .

          -   Completion percentage up from 76% to 80%

          -   Developmental drilling strong at current prices

          -   Faster drilling speeds

          -   Higher percentage of Gas wells


          1995 -  723 Avg. Rigs = 1.5 million Tons of consumption

          2000 -  917 Avg. Rigs = 2.2 million Tons of consumption

          2001 - 1109 Avg. Rigs = 2.9 million Tons of consumption*


*  Per Raymond James estimates
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North American vs.
International Rig Count

[Graph Omitted - Tabular representation for EDGAR filing below]


                      North
                     America              International
                      (Rigs)                 (Rigs)
                     -------              -------------

1Q95                  1,036                    750
2Q95                    843                    761
3Q95                    965                    758
4Q95                    988                    767

1Q96                  1,049                    780
2Q96                    909                    794
3Q96                  1,077                    801
4Q96                  1,146                    798

1Q97                  1,251                    804
2Q97                  1,189                    812
3Q97                  1,389                    809
4Q97                  1,448                    809

1Q98                  1,426                    811
2Q98                  1,039                    798
3Q98                    999                    728
4Q98                    890                    682

1Q99                    842                    620
2Q99                    628                    597
3Q99                    894                    565
4Q99                  1,051                    571

1Q00                  1,250                    576
2Q00                  1,051                    629
3Q00                  1,294                    694
4Q00                  1,419                    714


Source:  Baker Hughes

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

U.S. OCTG Imports

Source:  U.S. Census Bureau, Mgmt. Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                  Import
                               Import             Market
                             Tons (000)           Share          Consumption
                             ------------        -------         -----------

1Q95                          52,829                13%            404,426
2Q95                          63,014                14%            455,239
3Q95                          28,319                 7%            427,443
4Q95                          36,235                 8%            451,600

1Q96                          40,550                 9%            468,808
2Q96                          50,628                10%            502,659
3Q96                          64,025                12%            551,326
4Q96                          58,259                13%            444,378

1Q97                          97,275                18%            529,984
2Q97                          94,142                17%            586,543
3Q97                         110,342                15%            728,402
4Q97                         107,251                19%            557,962

1Q98                         115,194                20%            562,644
2Q98                          93,041                23%            405,399
3Q98                          86,952                17%            497,029
4Q98                          47,969                13%            360,217

1Q99                          26,354                 9%            283,870
2Q99                          25,736                 9%            299,160
3Q99                          34,956                 9%            376,100
4Q99                          83,124                17%            488,019

1Q00                         136,086                28%            485,499
2Q00                         178,260                31%            580,435
3Q00                         196,551                30%            647,669
4Q00                         193,843              28.6%            677,817

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

U.S. OCTG Industry Inventory and Months of Supply

Source:  Duane Murphy & Associates, Mgmt. Estimates



                             OCTG Inventory        Months
                             (Tons (000))          Supply
                             ------------        -----------

1Q95                           728,000                5.4
2Q95                           693,697                4.6
3Q95                           683,035                4.8
4Q95                           698,035                4.6

1Q96                           725,035                4.6
2Q96                           739,035                4.4
3Q96                           763,035                4.2
4Q96                           782,034                5.3

1Q97                           854,034                4.8
2Q97                         1,027,034                5.4
3Q97                         1,062,034                4.4
4Q97                         1,131,034                6.1

1Q98                         1,196,034                6.4
2Q98                         1,279,377                9.5
3Q98                         1,128,377                6.8
4Q98                           975,377                8.1

1Q99                           909,377                9.6
2Q99                           830,000                8.3
3Q99                           758,000                6.0
4Q99                           773,000                4.8

1Q00                           874,000                5.4
2Q00                           994,000                5.1
3Q00                         1,075,000                5.0
4Q00                         1,112,500                4.9

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US OTG Market Analysis

Date       Shipments      Exports      Imports        Consumption    Inventory

1994       1,635,485      228,527      331,869         1,563,816     1,142,844
1995       1,610,850      274,223      180,397         1,498,295     1,131,573
1996       2,030,205      300,659      231,462         1,726,152     1,396,429
1997       2,563,022      294,178      411,826         2,394,120     1,632,979
1998       1,515,720      245,099      343,156         2,123,613     1,173,143
1999       1,197,057      156,349      170,170         1,443,009       941,012
Jan-00       171,473       16,839       27,870           145,392       978,124
Feb-00       155,039       18,989       51,582           144,596     1,021,160
Mar-00       179,040        8,946       56,634           148,498     1,099,390
Apr-00       168,281        9,309       57,944           156,331     1,159,975
May-00       177,970        9,235       60,963           165,004     1,224,669
Jun-00       188,340        9,114       59,353           181,173     1,282,075
Jul-00       187,260       13,156       80,444           196,838     1,339,785
Aug-00       187,335       15,000       75,000           202,335     1,384,785
Sep-00       188,335       12,817       75,334           208,075     1,427,562
Oct-00       178,335       23,364       71,334           220,375     1,433,492
Nov-00       163,335       21,013       65,334           234,000     1,407,148
Dec-00       148,335       22,708       59,334           236,250     1,355,859
2000       2,093,078      180,490      741,126         2,238,867     1,356,959
2001       2,400,020      236,594    1,008,008         2,913,230     1,614,063
2002       2,640,022      287,438    1,108,809         3,193,750     1,714,064
2003       2,904,024      413,910    1,207,238         3,449,250     1,814,064


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

U.S. Domestic Shipments And
Maverick's Selling Prices

Source:  Historical Data, Management Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]

                      Domestic
                     Shipments          Prices
                    (Tons (000))       ($/Ton)
                     ----------        --------

1Q96                    436              663
2Q96                    447              649
3Q96                    492              652
4Q96                    386              656

1Q97                    449              668
2Q97                    590              681
3Q97                    597              698
4Q97                    464              717

1Q98                    485              736
2Q98                    368              724
3Q98                    231              669
4Q98                    131              630

1Q99                    148              577
2Q99                    151              542
3Q99                    226              536
4Q99                    376              559

1Q00                    402              618
2Q00                    472              637
3Q00                    480              658
4Q00                    488              677

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

Maverick Steel Purchase Costs

[Graph Omitted - Tabular representation for EDGAR filing below]

                   $/Ton
                   -----

F1Q95               340
F2Q95               357
F3Q95               345
F4Q95               320

F1Q96               311
F2Q96               314
F3Q96               326
F4Q96               325

F1Q97               336
F2Q97               336
F3Q97               323
F4Q97               324

F1Q98               318
F2Q98               311
F3Q98               308
F4Q98               295

F1Q99               272
F2Q99               258
F3Q99               257
F4Q99               294

F1Q00               297
F2Q00               299
F3Q00               299
F4Q00               253

F4Q00 (Repl. Cost)  $235.00

Source:  Historical Data, Management Estimates

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 Conclusions

        The Maverick / Prudential combination creates a stronger company with minimal redundancy

        Strong commodity prices and drilling activity expected to provide near-term earnings growth

        Larger market capitalization and broader shareholder base improves liquidity and capital access

        Combined company is well positioned to pursue future growth opportunities

        New Large Mill increases the companies access to existing markets

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                           MAVERICK TUBE CORPORATION